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                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            Schedule 14A Information

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         MassMutual Corporate Investors
                       MassMutual Participation Investors
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)  Title of each class of securities to which transaction applies:
       -------------------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:
       -------------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       -------------------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:
       -------------------------------------------------------------------------
       5)  Total fee paid:
       -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
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
MASSMUTUAL CORPORATE INVESTORS         TO VOTE BY INTERNET
C/O PROXY SERVICES                     1) Read the Joint  Proxy  Statement  and
P.O. BOX 9112                             have the proxy card below at hand.
FARMINGDALE, NY 11735                  2) Go to website www.proxyvote.com
                                       3) Follow the  instructions  provided on
                                          the website.

                                       TO VOTE BY MAIL
                                       1) Read the Joint Proxy Statement.
                                       2) Check  the  appropriate  boxes on the
                                          proxy card below.
                                       3) Sign and date the proxy card.
                                       4) Return the proxy card in the envelope
                                          provided.





TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                                       MSMCI1     KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY

                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
====================================================================================================================================
MASSMUTUAL CORPORATE INVESTORS                         For   Withhold For All    To withhold authority to vote for any individual
                                                       All      All   Except     nominee(s), mark "For All Except" and write the
VOTE ON TRUSTEES                                                                 number(s) of the nominee(s) on the line below.
                                                        0        0      0
1.  ELECTION OF TRUSTEES - for three-year terms,                                 -------------------------------------------------
    or until their respective successors are duly
    elected and qualified.

     Nominees for election:
     ----------------------
     01) Donald E. Benson
     02) Donald Glickman
     03) Robert E. Joyal





                                                                                                           For   Against   Abstain
2. OTHER BUSINESS

   In their discretion, the proxy or proxies are authorized to vote upon such other business or matters
   as may properly come before the Annual Meeting or any adjournment or adjournments thereof.               0       0         0









Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.



------------------------------------------                            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date                            Signature (Joint Owners)            Date
====================================================================================================================================

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
MEETING: The Notice and Joint Proxy Statement is available at http://www.babsoncapital.com/mci or at www.proxyvote.com.


















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                                                                          MSMCI2



                         MASSMUTUAL CORPORATE INVESTORS


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES





The undersigned hereby appoints Patricia J. Walsh and James M. Roy, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of MassMutual Corporate Investors (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 16, 2010, at 1:30 p.m. Eastern Time, and at any adjournments thereof (the "Annual Meeting").

THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).

THIS PROXY WILL BE VOTED ON ITEM (2) IN THE SOLE AND ABSOLUTE DISCRETION OF THE PROXY, AND IN THE ABSENCE OF INSTRUCTIONS, THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE ON A MATTER RAISED PURSUANT TO ITEM (2).

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.
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
MASSMUTUAL PARTICIPATION INVESTORS     TO VOTE BY INTERNET
C/O PROXY SERVICES                     1) Read the Joint  Proxy  Statement  and
P.O. BOX 9112                             have the proxy card below at hand.
FARMINGDALE, NY 11735                  2) Go to website www.proxyvote.com
                                       3) Follow the  instructions  provided on
                                          the website.

                                       TO VOTE BY MAIL
                                       1) Read the Joint Proxy Statement.
                                       2) Check  the  appropriate  boxes on the
                                          proxy card below.
                                       3) Sign and date the proxy card.
                                       4) Return the proxy card in the envelope
                                          provided.





TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                                       MSMPI1     KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY

                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
====================================================================================================================================
MASSMUTUAL PARTICIPATION INVESTORS                     For   Withhold For All    To withhold authority to vote for any individual
                                                       All      All   Except     nominee(s), mark "For All Except" and write the
VOTE ON TRUSTEES                                                                 number(s) of the nominee(s) on the line below.
                                                        0        0      0
1.  ELECTION OF TRUSTEES - for three-year terms,                                 -------------------------------------------------
    or until their respective successors are duly
    elected and qualified.

     Nominees for election:
     ----------------------
     01) Donald E. Benson
     02) Donald Glickman
     03) Robert E. Joyal





                                                                                                           For   Against   Abstain
2. OTHER BUSINESS

   In their discretion, the proxy or proxies are authorized to vote upon such other business or matters
   as may properly come before the Annual Meeting or any adjournment or adjournments thereof.               0       0         0









Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.



------------------------------------------                            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date                            Signature (Joint Owners)            Date
====================================================================================================================================

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
MEETING: The Notice and Joint Proxy Statement is available at http://www.babsoncapital.com/mpv or at www.proxyvote.com.


















================================================================================
                                                                          MSMPI2



                       MASSMUTUAL PARTICIPATION INVESTORS


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES





The undersigned hereby appoints Patricia J. Walsh and James M. Roy, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of MassMutual Participation Investors (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 16, 2010, at 1:30 p.m. Eastern Time, and at any adjournments thereof (the "Annual Meeting").

THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).

THIS PROXY WILL BE VOTED ON ITEM (2) IN THE SOLE AND ABSOLUTE DISCRETION OF THE PROXY, AND IN THE ABSENCE OF INSTRUCTIONS, THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE ON A MATTER RAISED PURSUANT TO ITEM (2).


                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.
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